                                                                    Exhibit 10.5

                        INCENTIVE STOCK OPTION AGREEMENT
                                    UNDER THE
                                 PSB GROUP, INC.
                          2004 STOCK COMPENSATION PLAN

     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is made as of this _______________ day of ___________________, _____, between PSB Group, Inc., a
Michigan corporation (the "Company"), ______ and (the "Optionee").

     WHEREAS, the Company wishes to further align the interests of the Optionee with those of shareholders;

     WHEREAS, on ____________ (the "Grant Date"), the Committee for the) PSB Group, Inc. Stock Compensation Plan (the "Committee") granted incentive stock options to certain employees of the Company, including the Optionee; and

     WHEREAS, the parties desire to document the terms of stock option grants;

     NOW THEREFORE, the parties agree as follows:

     1. GRANT OF OPTIONS. The Company has granted Incentive Stock Options to purchase 5,000 shares of Stock, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, to the Optionee (the "Options"). Once vested, each Option is exercisable at a price of $____ per share of the Company's Stock (the "Option Price").

     2. VESTING OF OPTIONS. Options are not exercisable until they vest. Except as otherwise provided herein, Options to purchase ________ shares of Stock shall be exercisable as of [1st Anniversary of Grant Date], Options to purchase ________ shares of Stock shall be exercisable as of [2nd Anniversary of Grant Date] and Options to purchase ________ shares of Stock shall be exercisable as of [3rd Anniversary of Grant Date]. All Options which have not previously vested shall immediately vest and become fully exercisable upon the Disability or death of the Optionee. Upon the effective date of a Change in Control of the Company, all Options shall become fully and immediately exercisable.

     3. EXPIRATION OF OPTIONS. Unless otherwise determined by the Committee, to the extent not previously exercised, the Options will expire on the earliest of,
(a) the tenth anniversary of the Grant Date; (b) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason other than Cause, death, Disability or Retirement; (c) immediately upon the Optionee's termination of employment for Cause; (d) one year after the date that the Optionee ceases to be an Eligible Participant by reason of such person's Retirement, death or Disability; provided, however, that the ISO will convert to an NSO if exercised more than twelve months after Disability or more than three months after Retirement.

     4. OPTIONEE RIGHTS. No rights or privileges of a shareholder of the Company are conferred by reason of the granting of the Options. The Optionee will not become a shareholder of the Company with respect to the Option Stock unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

     5. TRANSFERABILITY. The Options are not transferable, except by the laws of descent and distribution, however, the Committee has the discretion to allow for other Transfers of Options, but only to the extent provided in the Plan and only when such Transfer would be considered a completed gift for tax purposes. If an Option is transferred, it will continue to be subject to the terms and conditions of this Agreement, together with the Plan, and may not be transferred again. If the Options are transferable during the Optionee's lifetime, the Optionee will remain responsible for all applicable withholding taxes upon the exercise of any transferred Options and will, prior to transferring any Options, notify the Company of the anticipated Transfer. The Company shall not be required to provide to the transferee any notice of termination of any of the Options. If the Optionee transfers an Option and dies before a transferred Option has been exercised, the Option will automatically terminate upon the earlier of one year from the date of the Optionee's death or the expiration of the Option pursuant to this Agreement.

     6. COMPANY'S REPURCHASE OPTION AND OPTIONEE'S PUT OPTION.

     (a) The Company's Repurchase Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement, then the Company shall have the right to repurchase such Option Stock upon the Optionee ceasing to be an Eligible Participant for any reason, provided that the Company determines that the Option Stock is not then readily tradable, as such term is used for purposes of the Peoples State Bank 401(k), Profit Sharing Plan and Employee Stock Ownership Plan (the "ESOP") and as determined pursuant to Code
Section 401(a)(28)(C) ("Readily Tradable"). The repurchase price per share shall be the appraised value per share of the Company's common stock held by the Peoples State Bank 401(k), Profit Sharing Plan and ESOP as of the appraisal date that most recently precedes the date of the Company's election to repurchase. The Company may exercise its repurchase option at any time prior to the later of
(i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Person. Within 30 days following the date the Company exercises its repurchase option, the Optionee shall deliver any certificates issued to Optionee for such Option Stock and the Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates. The Optionee acknowledges that the failure to comply with Optionee's obligations under this Section 6(a) shall cause the Company irreparable harm and agrees that the Company shall be entitled to specific performance and injunctive relief in addition to any other relief to which the Company may be entitled.

     (b) The Optionee's Put Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement and the Optionee ceases to be an Eligible Participant, then the Participant, or the Participant's beneficiary shall have the right to require the

Company to repurchase such Option Stock (the "Put Option"), provided that the Company determines that the Option Stock is not then Readily Tradable. The repurchase price shall be the appraised value of the Company's common stock held by ESOP as of the appraisal date that most recently precedes the date of the Optionee's election to repurchase. The Optionee may exercise Optionee's Put Option at any time prior to the later of (i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Participant. In order for the exercise of a Put Option to be valid, the Optionee, concurrent with the exercise of the Put Option, must deliver any certificates issued to Optionee for such Option Stock. The Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates.

     7. TERMS OF OPTIONS. This Agreement, and the Options issued to the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. THE OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE PLAN AND AGREES TO BE BOUND BY ITS TERMS. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash, or by netting or withholding Option Stock granted pursuant to the Options being exercised, subject to the Optionee's attestation that the Optionee has, for at least 6 months, owned Stock with a Fair Market Value equal to the amount of the exercise price due to the Company.

     8. MISCELLANEOUS. This Agreement, together with the Plan, sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an Employee or an Eligible Participant. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Michigan and may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ATTEST:                                 PSB GROUP, INC.


                                        By:
                                            ------------------------------------


                                        Optionee:
                                                  ------------------------------

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                     PSB GROUP, INC. STOCK COMPENSATION PLAN
                              (DIRECTOR AGREEMENT)

     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of this _______________ day of ___________________, _____, between PSB Group, Inc., a Michgan corporation (the "Company"), ______ and (the "Optionee").

     WHEREAS, the Company wishes to further align the interests of the Optionee with those of shareholders;

     WHEREAS, on _____________ (the "Grant Date"), the Committee for the PSB Group, Inc. Stock compensation plan (the "Committee") granted nonqualified stock options to certain directors of the Company, including the Optionee; and

     WHEREAS, the parties desire to document the terms of stock option grants;

     NOW THEREFORE, the parties agree as follows:

     1. GRANT OF OPTIONS. The Company has granted nonqualified stock options to purchase _____ shares of Stock to the Optionee (the "Options"). Once vested, each Option is exercisable at a price of $______ per share of the Company's Stock (the "Option Price").

     2. VESTING OF OPTIONS. Except as otherwise provided herein, Options to purchase ______ shares of Stock shall be exercisable as of [1st Anniversary of Grant Date], Options to purchase ______ shares of Stock shall be exercisable as of [2nd Anniversary of Grant Date] and Options to purchase ______ shares of Stock shall be exercisable as of [3rd Anniversary of Grant Date]. All Options which have not previously vested shall immediately vest and become fully exercisable upon the Disability or death of the Optionee. Upon the effective date of a Change in Control of the Company, all Options shall become fully and immediately exercisable.

     3. EXPIRATION OF OPTIONS. Unless otherwise determined by the Committee, to the extent not previously exercised, the Options will expire on the earliest of,
(a) the tenth anniversary of the Grant Date; (b) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason other than Cause, death, Disability or Retirement; (c) immediately upon the Optionee's termination of service as a director for Cause; (d) one year after the date that the Optionee ceases to be an Eligible Participant by reason of such person's Retirement, death or Disability.

     4. OPTIONEE RIGHTS. No rights or privileges of a shareholder of the Company are conferred by reason of the granting of the Options. The Optionee will not become a shareholder of the Company with respect to the Option Stock unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

     5. TRANSFERABILITY. The Options are not transferable, except by the laws of descent and distribution, however, the Committee has the discretion to allow for other Transfers of Options, but only to the extent provided in the Plan and only when such Transfer would be considered a completed gift for tax purposes. If an Option is transferred, it will continue to be subject to the terms and conditions of this Agreement, together with the Plan, and may not be transferred again. If the Options are transferable during the Optionee's lifetime, the Optionee will remain responsible for all applicable withholding taxes upon the exercise of any transferred Options and will, prior to transferring any Options, notify the Company of the anticipated Transfer. The Company shall not be required to provide to the transferee any notice of termination of any of the Options. If the Optionee transfers an Option and dies before a transferred Option has been exercised, the Option will automatically terminate upon the earlier of one year from the date of the Optionee's death or the expiration of the Option pursuant to this Agreement.

     6. COMPANY'S REPURCHASE OPTION AND OPTIONEE'S PUT OPTION.

     (a) The Company's Repurchase Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement, then the Company shall have the right to repurchase such Option Stock upon the Optionee ceasing to be an Eligible Participant for any reason, provided that the Company determines that the Option Stock is not then readily tradable, as such term is used for purposes of the Peoples State Bank 401(k), Profit Sharing Plan and Employee Stock Ownership Plan (the "ESOP") and as determined pursuant to Code
Section 401(a)(28)(C) ("Readily Tradable"). The repurchase price per share shall be the appraised value per share of the Company's common stock held by the Peoples State Bank 401(k), Profit Sharing Plan and ESOP as of the appraisal date that most recently precedes the date of the Company's election to repurchase. The Company may exercise its repurchase option at any time prior to the later of
(i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Person. Within 30 days following the date the Company exercises its repurchase option, the Optionee shall deliver any certificates issued to Optionee for such Option Stock and the Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates. The Optionee acknowledges that the failure to comply with Optionee's obligations under this Section 6(a) shall cause the Company irreparable harm and agrees that the Company shall be entitled to specific performance and injunctive relief in addition to any other relief to which the Company may be entitled.

     (b) The Optionee's Put Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement and the Optionee ceases to be an Eligible Participant, then the Participant, or the Participant's beneficiary shall have the right to require the Company to repurchase such Option Stock (the "Put Option"), provided that the Company determines that the Option Stock is not then Readily Tradable. The repurchase price shall be the appraised value of the Company's common stock held by ESOP as of the appraisal date that most recently precedes the date of the Optionee's election to repurchase. The Optionee may exercise Optionee's Put Option at any time prior to the later of (i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Participant. In order for the exercise of a Put Option to be valid, the Optionee, concurrent with the exercise of the Put Option, must deliver any certificates issued to Optionee for such Option Stock. The Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates.

     7. TERMS OF OPTIONS. This Agreement, and the Options issued to the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. THE OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE PLAN AND AGREES TO BE BOUND BY ITS TERMS. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash, or by netting or withholding Option Stock granted pursuant to the Options being exercised, subject to the Optionee's attestation that the Optionee has, for at least 6 months, owned Stock with a Fair Market Value equal to the amount of the exercise price due to the Company.

     8. MISCELLANEOUS. This Agreement, together with the Plan, sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as a Director or an Eligible Participant. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Michigan and may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                        PSB GROUP, INC.


                                        By:
                                            ------------------------------------


                                        Optionee:
                                                  ------------------------------

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                     PSB GROUP, INC. STOCK COMPENSATION PLAN
                              (EXECUTIVE AGREEMENT)

     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made as of this _______________ day of ___________________, _____, between PSB Group, Inc., a Michgan corporation (the "Company"), ______ and (the "Optionee").

     WHEREAS, the Company wishes to further align the interests of the Optionee with those of shareholders;

     WHEREAS, on _____________ (the "Grant Date"), the Committee for the PSB Group, Inc. Stock compensation plan (the "Committee") granted nonqualified stock options to certain employees of the Company, including the Optionee; and

     WHEREAS, the parties desire to document the terms of stock option grants;

     NOW THEREFORE, the parties agree as follows:

     1. GRANT OF OPTIONS. The Company has granted nonqualified stock options to purchase _____ shares of Stock to the Optionee (the "Options"). Once vested, each Option is exercisable at a price of $______ per share of the Company's Stock (the "Option Price").

     2. VESTING OF OPTIONS. Except as otherwise provided herein, Options to purchase ______ shares of Stock shall be exercisable as of [1st Anniversary of Grant Date], Options to purchase ______ shares of Stock shall be exercisable as of [2nd Anniversary of Grant Date] and Options to purchase ______ shares of Stock shall be exercisable as of [3rd Anniversary of Grant Date]. All Options which have not previously vested shall immediately vest and become fully exercisable upon the Disability or death of the Optionee. Upon the effective date of a Change in Control of the Company, all Options shall become fully and immediately exercisable.

     3. EXPIRATION OF OPTIONS. Unless otherwise determined by the Committee, to the extent not previously exercised, the Options will expire on the earliest of,
(a) the tenth anniversary of the Grant Date; (b) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason other than Cause, death, Disability or Retirement; (c) immediately upon the Optionee's termination of service as an employee for Cause; (d) one year after the date that the Optionee ceases to be an Eligible Participant by reason of such person's Retirement, death or Disability.

     4. OPTIONEE RIGHTS. No rights or privileges of a shareholder of the Company are conferred by reason of the granting of the Options. The Optionee will not become a shareholder of the Company with respect to the Option Stock unless and until the Options have been properly exercised and the Option Price fully paid for the number of the Options exercised.

     5. TRANSFERABILITY. The Options are not transferable, except by the laws of descent and distribution, however, the Committee has the discretion to allow for other Transfers of Options, but only to the extent provided in the Plan and only when such Transfer would be considered a completed gift for tax purposes. If an Option is transferred, it will continue to be subject to the terms and conditions of this Agreement, together with the Plan, and may not be transferred again. If the Options are transferable during the Optionee's lifetime, the Optionee will remain responsible for all applicable withholding taxes upon the exercise of any transferred Options and will, prior to transferring any Options, notify the Company of the anticipated Transfer. The Company shall not be required to provide to the transferee any notice of termination of any of the Options. If the Optionee transfers an Option and dies before a transferred Option has been exercised, the Option will automatically terminate upon the earlier of one year from the date of the Optionee's death or the expiration of the Option pursuant to this Agreement.

     6. COMPANY'S REPURCHASE OPTION AND OPTIONEE'S PUT OPTION.

     (a) The Company's Repurchase Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement, then the Company shall have the right to repurchase such Option Stock upon the Optionee ceasing to be an Eligible Participant for any reason, provided that the Company determines that the Option Stock is not then readily tradable, as such term is used for purposes of the Peoples State Bank 401(k), Profit Sharing Plan and Employee Stock Ownership Plan (the "ESOP") and as determined pursuant to Code
Section 401(a)(28)(C) ("Readily Tradable"). The repurchase price per share shall be the appraised value per share of the Company's common stock held by the Peoples State Bank 401(k), Profit Sharing Plan and ESOP as of the appraisal date that most recently precedes the date of the Company's election to repurchase. The Company may exercise its repurchase option at any time prior to the later of
(i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Person. Within 30 days following the date the Company exercises its repurchase option, the Optionee shall deliver any certificates issued to Optionee for such Option Stock and the Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates. The Optionee acknowledges that the failure to comply with Optionee's obligations under this Section 6(a) shall cause the Company irreparable harm and agrees that the Company shall be entitled to specific performance and injunctive relief in addition to any other relief to which the Company may be entitled.

     (b) The Optionee's Put Option. In the event that Optionee acquires Option Stock pursuant to a valid exercise pursuant to this Agreement and the Optionee ceases to be an Eligible Participant, then the Participant, or the Participant's beneficiary shall have the right to require the Company to repurchase such Option Stock (the "Put Option"), provided that the Company determines that the Option Stock is not then Readily Tradable. The repurchase price shall be the appraised value of the Company's common stock held by ESOP as of the appraisal date that most recently precedes the date of the Optionee's election to repurchase. The Optionee may exercise Optionee's Put Option at any time prior to the later of (i) 6 months following the Optionee's exercise of Options pursuant to this Agreement; or (ii) 6 months following the date on which the Optionee ceases to be an Eligible Participant. In order for the exercise of a Put Option to be valid, the Optionee, concurrent with the exercise of the Put Option, must deliver any certificates issued to Optionee for such Option Stock. The Company shall pay Optionee the purchase price determined under this Section 6 within 7 days following the date on which the Company receives such certificates.

     7. TERMS OF OPTIONS. This Agreement, and the Options issued to the Optionee, are subject to all of the terms and conditions set forth herein and in the Plan, as may be amended from time to time, a copy of which has been provided to Optionee. To the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the Plan shall govern. Capitalized terms referenced, but not defined herein, will have the meaning attributed to them by the Plan. THE OPTIONEE ACKNOWLEDGES THAT HE OR SHE HAS READ THE PLAN AND AGREES TO BE BOUND BY ITS TERMS. Pursuant to the Plan, the Committee has authorized the Option Price and any applicable tax withholding liability associated with exercise of the Options to be payable in cash, or by netting or withholding Option Stock granted pursuant to the Options being exercised, subject to the Optionee's attestation that the Optionee has, for at least 6 months, owned Stock with a Fair Market Value equal to the amount of the exercise price due to the Company.

     8. MISCELLANEOUS. This Agreement, together with the Plan, sets forth the complete agreement of the parties concerning the subject matter hereof, superseding all prior agreements, negotiations and understandings. Nothing contained in this Agreement will confer upon the Optionee any right with respect to the continuation of his or her status as an employee or an Eligible Participant. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and the Optionee, and their respective heirs, personal legal representatives and successors. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto; provided, however, that the Optionee hereby covenants and agrees to execute any amendment to this Agreement which shall be required or desirable (in the opinion of the Company or its counsel) in order to comply with the laws governing this Agreement. This Agreement will be governed by the substantive law of the State of Michigan and may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ATTEST:                                 PSB GROUP, INC.


                                        By:
                                            ------------------------------------


                                        Optionee:
                                                  ------------------------------


                                       3